Somnigroup to Engage in Discussions with Leggett & Platt

DALLAS, TX, January 20, 2026 – Somnigroup International Inc. (NYSE: SGI, “Somnigroup”) today issued the following statement in response to the announcement by Leggett & Platt Inc. (NYSE: LEG) that its Board of Directors has authorized discussions and entered into a customary non-disclosure agreement to facilitate due diligence and discussions with Somnigroup:

“We welcome the Board’s willingness to engage in discussions with us and we look forward to conducting customary due diligence. Somnigroup remains committed to pursuing a transaction that will deliver substantial value to shareholders of both companies. However, as we advised Leggett & Platt in declining to revise our proposal in advance of customary due diligence, we believe that our proposed all-stock transaction for value of $12 per share, as previously announced on December 1, 2025, represents fair value for Leggett & Platt. Our proposal offers Leggett & Platt shareholders a 30% premium to the unaffected 30-day average price of Leggett & Platt’s shares as of that date, and an opportunity to participate in the future growth of the combined company.”

No assurance can be given that any transaction will be agreed or consummated, or the timing, price, terms or conditions of any such transaction.

Somnigroup does not intend to comment further on market speculation or to disclose any developments unless and until it otherwise deems further disclosure is appropriate or required.

Goldman Sachs & Co. LLC is serving as financial advisor to Somnigroup and Cleary Gottlieb Steen & Hamilton LLP is serving as its legal advisor.

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Customary Approvals
Completion of the contemplated transaction is contingent upon reaching a definitive agreement and would be subject to the satisfaction of customary closing conditions, including receipt of Leggett & Platt shareholder approval and required regulatory approvals. The proposed transaction would not be subject to any financing contingencies or approval by Somnigroup’s shareholders.

Forward Looking Statements
This communication contains statements that may be characterized as "forward-looking," within the meaning of the federal securities laws. Such statements might include information concerning one or more of Somnigroup's plans, guidance, objectives, goals, strategies and other information that is not historical information. When used in this release, the words "assumes," "estimates," "expects," "guidance," "anticipates," "might," "projects," "plans," "proposed," "targets," "intends," "believes," "will," "contemplates" and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding Somnigroup’s proposal to acquire Leggett & Platt (including the benefits, results, effects and timing of a transaction) and any statements regarding Somnigroup’s (and Somnigroup’s and Leggett & Platt’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities and plans and objectives of management. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that Somnigroup (or the combined company) will realize these expectations, meet its guidance or that these beliefs will prove correct.

Numerous factors, many of which are beyond Somnigroup's control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector, as well as consumer confidence and the availability of consumer financing; the impact of the macroeconomic environment in both the U.S. and internationally on Somnigroup; uncertainties arising from national and global events; industry competition; the effects of consolidation of retailers on revenues and costs; and consumer acceptance and changes in demand for Somnigroup's products and the other factors discussed in Somnigroup's Annual Report on Form 10-K for the year ended December 31, 2024. There may be other factors that may cause Somnigroup 's actual results to differ materially from the forward-looking statements. Somnigroup undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Additional Information
This communication relates to a proposal which Somnigroup has made for a business combination transaction with Leggett & Platt. In furtherance of this proposal and subject to future developments, Somnigroup (and, if a negotiated transaction is agreed, Leggett & Platt) may file one or more registration statements, proxy statements, tender offer statements, prospectuses or other documents with the Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Somnigroup and/or Leggett & Platt may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SOMNIGROUP AND LEGGETT & PLATT ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), TENDER OFFER STATEMENT(S), PROSPECTUS(ES) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Somnigroup and Leggett & Platt, as applicable. Investors and security holders will be able to obtain copies of these documents (if and when available) as well as other filings containing information about Somnigroup and Leggett & Platt, free of charge on the SEC's website at www.sec.gov. Those documents, when filed, as well as Somnigroup's other public filings with the SEC, may be obtained free of charge on Somnigroup's website at www.somnigroup.com.

Somnigroup and its directors, executive officers and certain other members of management and employees may be deemed to be participants in any solicitation with respect to the proposed transaction under the rules of the SEC. You can find information about Somnigroup's executive officers and directors in Somnigroup's definitive proxy statement filed with the SEC on March 31, 2025. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements, prospectuses or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

This communication shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Somnigroup
Somnigroup (NYSE: SGI) is the world’s largest bedding company, dedicated to improving people’s lives through better sleep. With superior capabilities in design, manufacturing, distribution and retail, we deliver breakthrough sleep solutions and serve the evolving needs of consumers in more than 100 countries worldwide through our fully-owned businesses, Tempur Sealy, Mattress Firm and Dreams. Our portfolio includes the most highly recognized brands in the industry, including Tempur-Pedic®, Sealy®, Stearns & Foster®, and Sleepy’s®, and our global omni-channel platform enables us to meet consumers wherever they shop, offering a personal connection and innovation to provide a unique retail experience and tailored solutions.

We seek to deliver long-term value for our shareholders through prudent capital allocation, including managing investments in our businesses. We are guided by our core value of Doing the Right Thing and committed to our global responsibility to protect the environment and the communities in which we operate. For more information, please visit www.Somnigroup.com.

Somnigroup Investor Relations Contact
Aubrey Moore
Investor Relations
Somnigroup International Inc.
800-805-3635
Investor.relations@somnigroup.com